UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2003

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Financial Results for the Quarter Ended September 12, 2003

Marriott International, Inc. today issued a press release reporting financial results for the quarter ended September 12, 2003. The press release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 9, 2003	By:	/s/ Michael J. Green

Michael J. Green Vice President Finance and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press release dated October 9, 2003 reporting financial results for the quarter ended September 12, 2003.